UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2005
COMMERCE ENERGY GROUP, INC.
(Exact Name of registrant as specified in its charter)

Delaware	001-32239	20-0501090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Blvd., Suite 2000
Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 259-2500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 10.1

Item 1.01. Entry into a Material Definitive Agreement
     On September 29, 2005, Commerce Energy Group, Inc. (the “Company”) agreed with Lawrence Clayton, Jr., the Company’s interim Chief Financial Officer, to extend the term of the Consulting Agreement (the “Consulting Agreement”) between the Corporation and Mr. Clayton until November 30, 2005 upon the same terms and conditions as the current Consulting Agreement. A copy of the Extension of Consulting Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Extension of Agreement for Consulting Services by and between Lawrence Clayton, Jr. and Commerce Energy Group, Inc., dated as of September 29, 2005.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC. a Delaware corporation

Date: September 30, 2005	By:	/S/ STEVEN S. BOSS

Name: Steven S. Boss
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Extension of Agreement for Consulting Services by and between Lawrence Clayton, Jr. and Commerce Energy Group, Inc., dated as of September 29, 2005.